UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2017

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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10 Farm Springs Road
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 728-7000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On October 11, 2017, the Board of Directors (the “Board”) of United Technologies Corporation (the “Company”) elected Meghan L. O’Sullivan as a director of the Company, effective as of November 1, 2017. In connection with Dr. O’Sullivan’s election, the Board increased its size from 12 to 13 directors, effective as of November 1, 2017, and she will join the Board to fill the resulting vacancy.
The Board has determined that Dr. O’Sullivan is an independent director under the New York Stock Exchange listing standards and the Company's independence guidelines, as set forth in its Corporate Governance Guidelines.
Dr. O’Sullivan will participate in the compensation program for non-employee directors as described in Exhibits 10.9, 10.10 and 10.11 to UTC’s Annual Report on Form 10K (Commission file number 1-812) for the fiscal year ended December 31, 2016.
The Board has appointed Dr. O’Sullivan to the Audit Committee and the Committee on Governance and Public Policy, also effective as of November 1, 2017.
A copy of the Company’s press release announcing the election of Dr. O’Sullivan is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 5.03. - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)
On October 11, 2017, as part of its periodic review of corporate governance matters, the Board approved and adopted amended and restated Bylaws to provide for the Secretary of the Company to call a special meeting of shareowners at the written request of shareowners with qualifying ownership of at least 25 percent of the outstanding shares entitled to vote generally in the election of directors, and set forth related procedural requirements. Previously, the Bylaws did not provide for a special meeting at the request of shareowners.

The amended and restated Bylaws also make certain other clarifying and conforming “housekeeping” and procedural changes, including to reflect current Company practices. These changes include, for example, clarifying the ability of the Chairman of the Board or the Chief Executive Officer to adjourn shareowner meetings to another time and place, clarifying the Lead Director’s ability to call a special meeting of the Board of Directors, clarifying the elected officers of the Company, modernizing certain outdated methods of providing notice to directors, and other ministerial changes.
The amended and restated Bylaws approved by the Board became effective immediately upon approval.
The foregoing summary of the amended and restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the amended and restated Bylaws, which are included as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.
Section 9-Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
3.2	Bylaws of United Technologies Corporation, as amended and restated effective October 11, 2017.

99.1	Press release, dated October 11, 2017, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: October 13, 2017	By:	/s/ Peter J. Graber-Lipperman
Peter J. Graber-Lipperman
Corporate Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.2	Bylaws of United Technologies Corporation, as amended and restated effective October 11, 2017.

99.1	Press release, dated October 11, 2017, issued by the Company.